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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 25, 2002
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                                  000-22023                       77-0156161
  (State or other jurisdiction of             (Commission                   (I.R.S. employer
incorporation or organization)                  File No.)                  identification number)


                               1341 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99   Press release dated February 25, 2002 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

         The registrant has issued a press release, dated February 25, 2002, concerning revenue and earnings estimates for the fourth quarter of 2001 and for fiscal year 2001. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MACROVISION CORPORATION
                                             (Registrant)




Date:  February 25, 2002                By:  /s/ Ian R. Halifax
                                             -----------------------------------
                                             Ian R. Halifax
                                             Vice President, Finance and
                                             Administration and Chief Financial
                                             Officer

Exhibit Index
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Exhibit 99    Press release dated February 25, 2002 filed pursuant to Item 9.